UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2021

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue	New York	New York	10017-5592
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.625% Notes due 2022	PM22A	New York Stock Exchange
2.375% Notes due 2022	PM22B	New York Stock Exchange
2.500% Notes due 2022	PM22	New York Stock Exchange
2.500% Notes due 2022	PM22C	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Directors

Ms. Dessislava Temperley (age 48) was appointed to the Board of Directors (the "Board") of Philip Morris International Inc. (the "Company") effective December 6, 2021. She was also appointed to the Audit Committee of the Board and Finance Committee of the Board.

Ms. Temperley will be compensated for her service to the Board pursuant to the Company’s existing non-employee director compensation programs. These non-employee director compensation programs are described in detail in the Company’s proxy statement for its 2021 annual meeting of shareholders filed with the U.S. Securities and Exchange Commission on March 25, 2021.

Item 7.01.	Regulation FD Disclosure.
On December 9, 2021, the Company issued a press release announcing that its Board of Directors declared a regular quarterly dividend of $1.25 per share, which press release is attached as Exhibit 99.1 to this Item 7.01 of this Current Report on Form 8-K and incorporated by reference herein.

On December 10, 2021, the Company also issued a press release announcing the appointment of Ms. Dessislava Temperley to the Board, which press release is attached as Exhibit 99.2 to this Item 7.01 of this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Philip Morris International Inc. Press Release, dated December 9, 2021 (furnished pursuant to Item 7.01).

99.2	Philip Morris International Inc. Press Release, dated December 10, 2021 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: December 10, 2021